                                                                    EXHIBIT 10.1


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]

         MANUFACTURING SITE TRANSFER OF ESTROPIPATE 1.25 mg AND 0.625 mg

                          (ORTHO-EST) STRENGTH TABLETS

--------------------------------------------------------------------------------

Client Contact:       Doranne Frano and Susan E. Dube
                      Women First HealthCare
                      12220 El Camino Real
                      Suite 400
                      San Diego, CA 92130
Phone:                (858) 509-3836 (Doranne) (858) 509-3805 (Susan)
Mobile:               (847) 997-8435 (Doranne)
Fax:                  (858) 509-1353 (Doranne) (858) 509-3851 (Susan)
Email:                dfrano@womenfirst.com / sdube@womenfirst.com
Project number:       07WFH01

The between Women First Healthcare (WFHC) and Pharmaceutics International, Inc.
(PII) (the "Agreement") is split into three sections:

(A) Project Definition and Scope

(B) Costs

(C) Legal and Signatures

(A) PROJECT DEFINITION AND SCOPE

WFHC requires a site transfer for the manufacturing of Estropipate 1.25 mg and
0.625 mg tablets to PII. PII will produce an exhibit batch for each strength, then assist WFHC to file the site transfer. At the appropriate time PII will produce and validate the process with a total of 3 commercial lots of each strength. These process validation batches can be sold commercially.

PII's activities detailed in this Agreement will be performed in the containment suites where active batches are manufactured.

In order to write this Agreement certain assumptions have been made:

1.      WFHC will cover all regulatory documentation and filing.

2. WFHC will make a regulatory assessment regarding site transfer or site transfer with prior approval.



                                 June 22, 2001                      Page 1 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]

WOMEN FIRST HEALTHCARE WILL SUPPLY PII:

-       Estropipate (API) and excipients for the feasibility batches

- Product samples for Ortho-EST 1.25 and 0.625 mg tablets and Certificate of Analysis (5 bottles of 100 tablets of each strength)

- Technical Transfer package (including analytical methods, manufacturing and packaging protocols)

-       Formulation data

-       Provide label text and specifications

- Supply vendors and specifications for API, excipients and packaging components

- Tablet tooling (35 station) for each strength (*** tooling, *** in diameter)

-       Tablet tooling drawings for 1.25 and 0.625 mg tablets

PII TO SUPPLY WFHC:

- PII will provide all excipients, packaging materials and API (Estropipate) with Certificate of Analysis and MSDS (Material Safety Data Sheet) for Exhibit and Validation Batches

- cGMP Containment Suites and the equipment necessary for the manufacturing of the product.

-       PII will modify the tooling provided by Ortho

-       Granulation bins *** degrees cone angle

PII SERVICES:

1.      Technical Transfer Package:

        1.1 Review the technical transfer package supplied by WFHC and develop a plan to manufacture the required validation batches.

        1.2 Test the dissolution profile of 3 lots of each strength. This data will be used in the analytical method transfer and to match product produced at PII.

        1.3     The data will be used for F2 dissolution testing.

2.      Formulation development/feasibility batches:

        2.1 From the data obtained in Section 1.1, PII will manufacture a feasibility batch of each strength at 100% of the commercial batch size (400 Kgs, 3 million tablets) based on the 1.25 mg and
                0.625 mg (400 Kgs, 3 million tablets).

                2.1.1 PII will accept all the excipients, active pharmaceutical ingredient, packaging components with vendor Certificate of Analysis and ID testing. Full release testing will be performed prior to the manufacturing of the exhibit batches.


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 2 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


                2.1.2 Master Batch Records for the feasibility batches will be prepared based on WFHC's manufacturing protocol and technical transfer package.

                2.1.3 Up to 3 million of each strength will be manufactured to determine the manufacturing process and blend uniformity. Place sufficient packaged samples of both strengths of tablets for up to 3 months on accelerated stability at 40 degrees C/75% RH. The tablets will be tested at each time point for dissolution. (stability is charged at *** per pull point per batch).

                2.1.4 PII will perform in-process blend uniformity to determine the transferability of the manufacturing process.

-----------------------------------------------------------------------------
Condition                      0 Month      1 Month    2 Months   3 Months
-----------------------------------------------------------------------------
25 degrees C/60%RH                X
-----------------------------------------------------------------------------
40 degrees C/75%RH                             X           X          X
-----------------------------------------------------------------------------

3. Exhibit/Registration Batches* - Once a product with a similar dissolution profile has been manufactured in Section 2, PII will manufacture one exhibit batch each of 1.25 mg (400 Kgs, 3 million tablets) and 0.625 mg (400 Kgs, 3 million tablets) strengths.

        3.1 PII will accept all the excipients, active pharmaceutical ingredient and packaging components with vendor Certificate of Analysis and will perform full testing.

        3.2 Based on the process data and WFHC batch records, PII will develop batch records for the process including in-process controls.

3.3 Two cGMP batches of 400 Kgs each will be manufactured and packaged in 30 cc HDPE bottles (7 and 100 count). (THERE IS A MAXIMUM OF 90 DAYS PRIOR TO PACKAGING).

3.4     Packaging:

-------------------------------------------------------------------------------
      STRENGTH           COUNT PER BOTTLE        APPROXIMATE BOTTLES* PER BATCH
-------------------------------------------------------------------------------
      0.625 mg                  7                            57,000
-------------------------------------------------------------------------------
      0.625 mg                 100                           24,000
-------------------------------------------------------------------------------
       1.25 mg                  7                            20,000
-------------------------------------------------------------------------------
       1.25 mg                 100                           26,500
-------------------------------------------------------------------------------

        3.5 Full release testing will be performed on the batches and placed on stability.

*NOTE - THESE BATCHES WILL BE USED AS THE FIRST VALIDATION BATCHES SO EXTRA
        TESTING WILL BE REQUIRED AS PER SECTION 8.1/8.2.


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 3 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


4.      Analytical Support

        4.1 The following in-process and finished product tests will be performed on the Exhibit Batches or as per the technical transfer document. PII will issue a Certificate of Analysis for each batch of tablets produced.

                In-Process Testing:

                -       Hardness

                -       Friability

                -       Thickness

                -       Weight

                -       Blend uniformity

                Finished Product Testing (should meet Master Specifications):

                -       Physical Appearance

                -       Identification (HPLC)

                -       Assay and related substances

                -       Potency (HPLC)

                -       Content Uniformity

                -       Dissolution

                -       Moisture

        4.2 PII will perform a method transfer on the following analytical methods:

                -       Assay and related substances

                -       Dissolution

                -       Cleaning

5.      Stability Program for Exhibit Batches (1.25 mg and 0.625 mg)

        PII will monitor and test, using a WFHC approved stability protocol, the stability of 1.25 mg and 0.625 mg tablets manufactured by PII. The stability program will be initiated as soon as the tablets are manufactured and packaged product is prepared.

        5.1 Monitor and test the stability of Exhibit Batches. The batches will be placed on stability (2 batches (one of each strength) in two packages (bottles), 7 and 100 count).

        5.2 Stability protocol will be developed per ICH guidelines and per WFHC protocol. The stability protocol will include 48 month storage at 25 degrees C/60% RH and six month storage at 40 degrees C/75% RH. WFHC will elect to include a 12 month storage at 30 degrees C/60% RH to the protocol. Sufficient samples will be placed on stability to meet the stability protocol requirements and allow up to three years of testing.



                                 June 22, 2001                      Page 4 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]

                5.2.1 The packaged product on stability will be tested at 1, 2 and 3 months at 40 degrees C/75% RH and 0, 3, 6, 9, 12, 18, 24, 36 and 48 months at 25 degrees C/60% RH. The following tests will be performed or as per agreed protocol:

                        Drug Product Testing:

                        -       Dissolution Profile

                        -       Assay and related substances

                        -       Moisture content

                        -       Appearance

-----------------------------------------------------------------------------------------------------------------------------------
Condition           0 Month  1 Month  2 Months  3 Months  6 Months  9 Months  12 Months  18 Months  24 Months  36 Months  48 Months
-----------------------------------------------------------------------------------------------------------------------------------
25 degrees C/60%RH     X                            X         X        X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
40 degrees C/75%RH              X         X         X
-----------------------------------------------------------------------------------------------------------------------------------
30 degrees C/60%RH*                                 O         O        O          O
-----------------------------------------------------------------------------------------------------------------------------------

        *Optional

        5.3     Stability Support

                5.3.1 PII will provide to WFHC a stability report in writing not later than six months after initiation of the stability program.

                5.3.2 PII will update the stability report every six months thereafter PII will update and provide the stability report 4 - 6 weeks after the time point is due.

6.      Regulatory Filing

        6.1 PII will supply the necessary documentation for a site transfer application to be filed by WFHC.

        6.2     PII will prepare for Preapproval FDA inspection.

7.      General Support

        7.1     cGMP batch records will be prepared by PII and approved by WFHC.

        7.2 cGMP batch records will be issued by PII. All changes leading to the final batch record should be in writing.

        7.3 Batch records must be signed and received at PII one week prior to manufacturing.

        7.4 PII Q.A. will audit and ensure cGMP compliance for the manufacturing of the Exhibit Batches.



                                 June 22, 2001                      Page 5 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]

8. Manufacture of Validation Batches: 1.25 mg (3 million, 400 Kg or scale-up to existing equipment) and 0.625 mg (3 million, 400 Kg or scale-up to existing equipment) and process validation.

        8.1 PII will manufacture validation batches for commercial sale with testing as per the validation protocol.

        8.2     PII will develop a validation protocol and report.

        8.3     WFHC will supply the necessary validation testing protocol.

        8.4 Place the 4 batches on stability at 25 degrees C/60%RH for 4 years or as per agreed protocol (*** per pull point per batch).

        8.5     Packaging for 2 batches of each strength:

------------------------------------------------------------------------------------
   STRENGTH                 COUNT PER BOTTLE           APPROXIMATE BOTTLES PER BATCH
------------------------------------------------------------------------------------
   0.625 mg                        7                               57,000
------------------------------------------------------------------------------------
   0.625 mg                       100                              24,000
------------------------------------------------------------------------------------
   1.25 mg                         7                               20,000
------------------------------------------------------------------------------------
   1.25 mg                        100                              26,500
------------------------------------------------------------------------------------

Based on forecasted requirements for March 2002.

9. Stability Program for Validation Batches - Four (4) batches in two (2) packages (bottles) (7 and 100 count) for four years as per the protocol in section 5.2.1.

TIMING:

The project will commence upon receipt of: the signed Agreement, the drug substance, and the initiation payment, thereafter, payments are due thirty (30) days from the date of invoice.

June 2001: Sign Agreement, transfer of analytical methods, receiving of excipients and packaging components, preparation of batch records, manufacture of feasibility batches.

July/August 2001: Manufacture of exhibit batches (one of each strength), release and packaging of supplies completed, place on stability.

November 2001: File site change application

February/March 2002 - Manufacture of four validation batches (estimated 3 months after site change application), place on stability.


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 6 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


(B) COST:

Stability is charged at *** per pull point for Exhibit Batches including testing and storage. The stability activities and associated costs are listed in the table below along with the additional cost of testing the 30 degrees C/60% RH samples according to the stability protocol should WFHC to elect to test such samples ("optional cost").

-----------------------------------------------------------------------------------------------
                             COST TABLE FOR EXHIBIT BATCHES (SECTION 5)
-----------------------------------------------------------------------------------------------
                                          ACTIVITY                                     COST
-----------------------------------------------------------------------------------------------
        Monitor, test and store up to four (4) years per protocol:
1.      6 month stability program

-       Packaged product stability program for two (2) batches in bottles of 7         ***
        and 100 count at the following storage conditions: 25 degrees C/60% RH at
        0, 3 and 6 months and 40 degrees C/75% RH at 1, 2 and 3 months. (6 pull points x 2 batches x 2 packages x ***)
-----------------------------------------------------------------------------------------------
2.      Additional stability program beyond six months:

-       Packaged product stability program for two (2) batches in bottles of 7         ***
        and 100 count at the following storage conditions: 25 degrees C/60% RH at
        9, 12, 18, 24, 36 and 48 months. (6 pull points x 2 batches x 2 packages
        x ***)
-----------------------------------------------------------------------------------------------
3.      Contingency stability cost for 30 degrees C/60% RH storage condition
        (charged at *** per pull point per batch).
-----------------------------------------------------------------------------------------------
TOTAL                                                                                  ***
-----------------------------------------------------------------------------------------------


        STABILITY STUDY PAYMENT SCHEDULE FOR EXHIBIT BATCHES (SECTION 5)
--------------------------------------------------------------------------------
INVOICE ISSUE DATE                                                   AMOUNT DUE
--------------------------------------------------------------------------------
Day 1                Initiation Fee (up to 6 months)                  ***

                     9th and 12th month                               ***

                     18th, 24th, 36th and 48th months                 ***
--------------------------------------------------------------------------------
 TOTAL                                                                ***
--------------------------------------------------------------------------------


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 7 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


Stability is charged at *** per pull point for Validation Batches including testing and storage. The stability activities and associated costs are listed in the table below along with the additional cost of testing the 30 degrees C/60% RH samples according to the stability protocol should WFHC to elect to test such samples ("optional cost").

----------------------------------------------------------------------------------------------
                          COST TABLE FOR VALIDATION BATCHES (SECTION 8)
----------------------------------------------------------------------------------------------
                                             ACTIVITY                                  COST
----------------------------------------------------------------------------------------------
        Monitor, test and store up to 4 years per protocol:

1.      6 month stability program

-       Packaged product stability program for 4 batches in bottles of 7 and 100      ***
        count at the following storage conditions: 25 degrees C/60% RH at 0, 3 and 6 months and 40 degrees C/75% RH at 1, 2 and 3 months. (6 pull points
        x 4 batches x 2 packages x ***)
----------------------------------------------------------------------------------------------
3.      Additional stability program beyond six months:

-       Packaged product stability program for 4 batches in bottles of 7 and 100      ***
        count at the following storage conditions: 25 degrees C/60% RH at 9, 12,
        18, 24, 36 and 48 months. (6 pull points x 4 batches x 2 packages x
        ***)
----------------------------------------------------------------------------------------------

3.      Contingency stability cost for 30 degrees C/60% RH storage condition
        (charged at *** per pull point per batch).
----------------------------------------------------------------------------------------------
TOTAL                                                                                 ***
----------------------------------------------------------------------------------------------


       STABILITY STUDY PAYMENT SCHEDULE FOR VALIDATION BATCHES (SECTION 8)

------------------------------------------------------------------------------
INVOICE ISSUE DATE                                                AMOUNT DUE
------------------------------------------------------------------------------
Day 1                   Initiation Fee (up to 6 months)            ***
                        9th and 12th month                         ***
                        18th, 24th, 36th and 48th months           ***
------------------------------------------------------------------------------
 TOTAL                                                             ***
------------------------------------------------------------------------------


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 8 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


The Cost Table below lists the cost of each step of the program. WFHC shall make payments to PII according to the Payment Schedule Table below. If PII and WFHC mutually agree in writing that additional man-hours are required for completion of a step, PII shall invoice such additional man-hours to WFHC at a rate of ***/man-hour, provided however, such invoice describes in detail the additional work conducted by PII.

===========================================================================================
                             ACTIVITY                                           TARGET COST
-------------------------------------------------------------------------------------------
Section 1.3 Dissolution testing                                                  ***
-------------------------------------------------------------------------------------------
Section 2. Manufacture of one feasibility batch of each strength (1.25 mg and
0.625 mg, 400 Kg batch size each) including release testing.                     ***

Section 2.1.3 Accelerated stability (3 pull points x 2 batches at ***).          ***
-------------------------------------------------------------------------------------------
Section 3. Excipient Testing (up to ***/excipient excluding microbiology
testing) 4 excipients                                                            ***

        -       Full testing of API                                              ***

        -       Full testing of packaging materials                              ***
-------------------------------------------------------------------------------------------
Section 3. *Manufacture of Exhibit batches of 1.25 and 0.625 mg, release testing ***
           (400 Kg batch size each) including packaging.

 .625  100s       24,000 bottles     2,400,000 tabs  ***

        7s       57,000 bottles       399,000 tabs  ***

1.25  100s       26,500 bottles     2,650,000 tabs  ***

        7s       20,000 bottles       140,000 tabs  ***
-------------------------------------------------------------------------------------------
Section 4. Method Transfer of analytical methods (3 methods)                     ***
-------------------------------------------------------------------------------------------
Section 5. Stability studies on Exhibit batches (2 batches in two packages of 7  ***
and 100 count).
-------------------------------------------------------------------------------------------
Section 6. Regulatory documentation                                              ***
-------------------------------------------------------------------------------------------
Section 8. *Manufacture of Validation batches including release (1.25 mg and     ***
0.625 mg strengths) 4 batches at *** up to 3 million units each. (packaged as per Section 8.5) Per Validation batch:

 .625 100s      24,000 bottles      2,400,000 tabs  *** x 2
       7s      57,000 bottles        399,000 tabs  *** x 2

1.25 100s      26,500 bottles      2,650,000 tabs  *** x 2
        7s     20,000 bottles        140,000 tabs  *** x 2
-------------------------------------------------------------------------------------------
Section 8.1 Extra analytical testing per validation protocol (6 batches)         ***

Section 8.2 Validation protocol and report                                       ***
-------------------------------------------------------------------------------------------
Section 9. Stability of Validation batches (*** per pull point per batch) 4      ***
batches in 2 packages (12 pull points up to 4 years at *** per pull point).
-------------------------------------------------------------------------------------------
General support                                                                  ***
-------------------------------------------------------------------------------------------
TOTAL                                                                            ***
===========================================================================================

*These prices will be adjusted to reflect the final bottle count.


*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                 June 22, 2001                      Page 9 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


In addition to the above costs, WFHC shall pay to PII upon receipt of PII's invoice by WFHC for all non-capital materials (packaging components, HPLC columns, analytical standards and tooling) used in the study at cost plus ***. PII shall obtain WFHC's prior written approval for any expenditures greater than $5,000. For high priced items more than $5,000, PII will charge cost plus *** to WFHC or as otherwise mutually agreed by the parties. PII shall invoice WFHC for all reasonable and normal out-of pocket travel related expenses, including airfare, room & board, car rental and the like, of PII during any technology transfer phase or project update meetings requested in advance by WFHC.

                                PAYMENT SCHEDULE

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AMOUNT
SECTION       INVOICE ISSUE DATE                                                                                    DUE
              June 2001              Initiation Fee                                                              $  ***
Section 2     September 2001         Completion of 0.625 mg and 1.25 mg  feasibility batches                     $  ***
Section 3     September 2001         Completion of 0.625 mg  Exhibit batch records                               $  ***
Section 3     October 2001           Release of  0.625 mg  Exhibit batch*                                        $  ***
Section 3     September 2001         Completion of 1.25 mg  Exhibit batch records                                $  ***
Section 3     October 2001           Release of  1.25 mg Exhibit batch*                                          $  ***
Section 4     September 2001         Completion of method transfer                                               $  ***
Section 6     November 2001          Regulatory documentation                                                    $  ***
Section 8     January 2002           Completion of  two Validation batches 1 and 2  batch records (0.625 mg)     $  ***
Section 8     February/March 2002    Release of Validation batches 1 and 2 (0.625 mg*                            $  ***
Section 8                            Completion of  two Validation batches 1 and 2  batch records (1.25 mg)      $  ***
Section 8                            Release of Validation batches 1 and 2 (1.25 mg)*                            $  ***
Section 4     December 2001          Signing of validation protocol                                              $  ***
Section 4     March 2002             Validation report                                                           $  ***
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                               ***
---------------------------------------------------------------------------------------------------------------------------

*THESE COSTS WILL BE ADJUSTED AS PER FINAL QUANTITIES OF BOTTLES.

*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                                  June 22, 2001                    Page 10 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


(C) LEGAL AND SIGNATURES

CONFIDENTIALITY

The parties acknowledge that the Confidentiality Agreement between the parties dated January 12, 2001 (the "Confidentiality Agreement") shall continue to govern the parties" respective obligations to one another with regard to the confidential information each has disclosed to the other and shall continue to disclose to the other in connection with this Agreement. The parties' respective obligations with regard to any such confidential information shall survive the termination of this Agreement in accordance with the terms of the Confidentiality Agreement.

OWNERSHIP OF MATERIALS AND INFORMATION

All data, information, reports and any and all related documentation, which are developed, generated or derived, directly or indirectly, by PII (or by any subcontractor or agent of PII) for WFHC during the course of the project (the "Data", and all inventions, discoveries, formulae, procedures, trade secrets, confidential and proprietary information, corporations of matters, designs, know-how, or any other intellectual property, and any improvements thereto, whether patentable or not, which result or evolve directly, during the course of the project or as a result of the services performed hereunder by PII (or by any subcontractor or agent or PII) (the "Inventions", shall be and remain the sole and exclusive property of WFHC if related to the materials provided to PII by or on behalf of WFHC; provided, however, any Invention made, developed or discovered solely by PII (or by any subcontractor or agent of PII) that constitutes an invention, improvement or other intellectual property relating to drug delivery technology, formulation, analysis or manufacturing process of pharmaceutical products ("PII Invention," with Data relating thereto, "PII Data") shall be and remain the property of PII, and PII hereby grants to WFHC a perpetual, royalty free, exclusive license to develop, use, manufacture and sell such PII Invention and PII Data in connection with the development, use manufacture and sale of the materials provided to PII by or on behalf of WFHC. Except as specifically set forth herein, neither PII nor its employees or agents shall have or acquire any right, title or interest in the Data or Inventions. If related to the materials provided to PII by or on behalf of WFHC, PII shall promptly disclose in writing to WFHC any Data and Inventions to WFHC. WFHC shall have sole responsibility for perfecting its worldwide intellectual property rights in such Data and Inventions, including filing patent applications relating to the Data and Inventions, and for maintaining (including defending and enforcing) worldwide intellectual property in the Data and Inventions. WFHC shall pay all costs and fees associated with such activity conducted by it under this Section. WFHC shall use its reasonable efforts to keep PII reasonably informed of all such activities relating to the Data and Inventions. If related to the materials provided to PII by or on behalf of WFHC and to the extent not PII Inventions or PII Data, PII shall assign any and all rights in any Data and Inventions to WFHC and shall assist WFHC in perfecting its rights in such Data and Inventions.



                                  June 22, 2001                    Page 11 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


TERMINATION

This Agreement shall be for a term of forty-eight (48) months. WFHC, but not PII, may terminate this Agreement at any time and for any reason at the sole discretion of WFHC upon thirty (30) days advance written notice to PII. Upon such termination, WFHC shall pay all costs incurred by PII for work performed prior to the effective date of termination, provided PII provides written evidence that such costs have been incurred and such work performed. Either party may terminate this Agreement if the other party is in default of any of its material obligations set forth herein, and such breach is not cured within thirty (30) days, which time period shall be reduced to ten (10) days for any default of any monetary obligation, after the other party's receipt of a written notice that describes such breach in reasonable detail. Upon such termination, WFHC shall pay all costs incurred by PII for work performed prior to the effective date of termination, provided PII provides written evidence that such costs have been incurred and such work performed.

NOTIFICATION OF SUB-CONTRACT LABS

Insofar as PII anticipates using contract laboratories for some of the activities described in this Agreement, PII shall notify WFHC when use of such contract laboratories becomes necessary. PII shall be responsible for assuring that any contract lab used complies with Good Laboratory Practices.

WARRANTIES

PII warrants and covenants that it will perform all of its obligations under this Agreement in accordance with all applicable laws and regulations. Without limiting the generality of the foregoing, PII warrants and covenants that all batches manufactured pursuant to Sections 3 and 5 of Part A above will meet the Specifications and will have been produced in compliance with cGMPs. Except as specifically set forth in this Agreement, PII MAKES NO EXPRESS OR IMPLIED WARRANTIES OR COVENANTS, STATUTORY OR OTHERWISE, CONCERNING THE DELIVERABLES. WITHOUT LIMITING THE FOREGOING, PII MAKES NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE DELIVERABLES.

INDEMNIFICATION

        (a) WFHC agrees to indemnify, defend and hold harmless PII, its stockholders, directors, officers, employees and agents from and against any and all claims, losses, liabilities, lawsuits, proceedings, costs and expenses, including without limitation, reasonable attorney's fees and the cost of recalls arising out of or in connection with: (i) injuries and/or death to humans resulting from the use of any materials provided to PII by WFHC (including all manufactured products or materials resulting from the provision of PII's services hereunder), including, without limitation, claims based on negligence, warranty, strict liability or any other theory of product liability or a violation of applicable laws or regulations, except to the extent that such injuries or violations are the result of PII's negligence or willful misconduct in performing the services hereunder or breach of any covenant or agreement hereunder, (ii)



                                  June 22, 2001                    Page 12 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


negligence or willful misconduct in advertising, labeling, or improper handling and storage by any person other than PII, (iii) any specifications provided by WFHC that are incorrect or do not meet FDA approved specifications, or other instructions given by WFHC in connection with any materials provided to PII by WFHC or PII's services provided hereunder, (iv) any misrepresentation by WFHC or breach by WFHC of any covenant or agreement hereunder or (v) patent infringement relating to any materials provided to PII by WFHC or PII's services provided hereunder to the extent that such infringement does not arise as a result of a breach of any representation or warranty of PII hereunder.

        (b) PII shall indemnify and hold harmless WFHC and WFHC's affiliates, and its and their stockholders, directors, officers, employees and agents from and against any and all claims, losses, liabilities, lawsuits, proceedings, costs and expenses, including without limitation, reasonable attorney's fees and the cost of recalls arising out of or in connection with: (i) any negligence or willful misconduct of PII in performing the services hereunder, (ii) any misrepresentation by PII or breach by PII of any covenant or agreement hereunder, or (iii) any claim asserted by a third party that PII in performing the services hereunder has infringed or misappropriated any proprietary or confidential information or intellectual property rights of such third party, except as relate to any materials, specifications or instructions provided to PII by WFHC.

        (c) In no event shall either party be liable to the other for consequential or indirect damages, including without limitation lost profits or revenues.

FORCE MAJEURE

"Force Majeure" shall mean an Act of God, flood, fire, explosion, earthquake, strike, lockout, casualty or accident, war, civil commotion, act of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority representative thereof, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, which are beyond the reasonable control of such party, which the party affected has used its reasonable efforts to avoid, and which prevent, restrict or interfere with the performance by a party of its obligations hereunder. The party affected by Force Majeure shall give notice to the other party promptly in writing and whereupon shall be excused from those obligations hereunder, to the extent of such prevention, restriction or interference, provided that the affected party shall use its commercially reasonable efforts to avoid or remove such cause(s) of non-performance and shall continue performance whenever such cause(s) is removed.

GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (exclusive of its conflicts of laws provisions).



                                  June 22, 2001                    Page 13 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]

DISPUTES; ARBITRATION

        (a) Except as provided in clause (c) below, all disputes, controversies or claims arising out of or relating to the operation or interpretation of this Agreement shall be resolved by arbitration before one arbitrator in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall be jointly selected by the parties. Any award rendered by the arbitrator shall be final and binding upon the parties and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted in Baltimore, Maryland.

        (b) The arbitrator shall award attorneys" fees and other costs of the arbitration, including the fees and expenses of the arbitrator, to the prevailing party, as determined by the arbitrator.

        (c) Notwithstanding anything to the contrary contained in this Section, in the event of any breach or threatened breach of this Agreement by either party that the other party believes will cause irreparable harm and damage to it, such party shall be entitled to an injunction, restraining order restraining such breach or threatened breach by the other party and all other remedies which shall be available to it at law or in equity and the parties irrevocably submit to the jurisdiction of any state or federal court sitting in the State of Maryland over any such suit, action or proceeding. WFHC irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SEVERABILITY

In the event any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement (including arbitrators) to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed to as nearly as possible approximate the intent of the parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected so long as the parties are still able to realize the principal benefits bargained for in this Agreement.

ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS

This Agreement and the Confidentiality Agreement constitute and contain the entire understanding and agreement of the parties and cancel and supersede any and all prior negotiations, correspondence, representations, understandings and agreements, whether verbal or written, between the parties respecting the subject matter hereof. The terms of the Agreement will govern in the event of any inconsistent terms between this Agreement and the Confidentiality Agreement. No waiver, modification or amendment of any provision of this



                                  June 22, 2001                    Page 14 of 15

                    [PHARMACEUTICS INTERNATIONAL, INC. LOGO]


Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the parties.

AGREED AND ACCEPTED


PHARMACEUTICS INTERNATIONAL INC.       WOMEN FIRST HEALTHCARE

--------------------------------       ----------------------------------------
Syed E. Abidi, Ph.D.                   Authorized Agent or Representative
President/CEO                          Title


--------------------------------       ----------------------------------------
Date                                   Date



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